UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 5, 2009
Date of Report (Date of earliest event reported)

Macrovision Solutions Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements of Certain Officers

2009 Senior Executive Company Incentive Plan

On February 11, 2009, the Compensation Committee of the Board of Directors of Macrovision Solutions Corporation approved the 2009 Senior Executive Company Incentive Plan (the “Plan”), which is only applicable to the Chief Executive Officer and his executive-level direct reports.  Named executive officers will participate in the Plan.  A copy of the Plan is attached to this report as Exhibit 10.1.

Under the terms of the Plan, employees are provided cash incentive awards based upon the Company’s and the individual employee’s performance.  Company performance is based upon the Company achieving a worldwide revenue target and a worldwide earnings before interest, taxes, amortization and depreciation (EBITDA) target.  Individual performance is based upon the evaluation of the individual employee’s performance and contribution for the fiscal year.  Awards under the Plan will be weighted by Company and individual performance components.  Awards are targeted as a percentage of a participant’s annual salary.  Subject to the Compensation Committee’s approval, the Chief Executive Officer has discretion to vary the award to his executive-level direct reports based on his assessment of the individual’s performance and contribution for the fiscal year.  The Compensation Committee set the 2009 bonus targets and weighting for the named executive officers as follows:

		Percentage of Target
Name and Title	2009 Target (% of Base Salary)	Revenue Performance	Company Performance	Individual Performance
Alfred J. Amoroso President & CEO	100%	0%	100%	0%
James Budge Chief Financial Officer	65%	0%	75%	25%
Thomas Carson EVP, Worldwide Sales and Services	50%	50%	37.5%	12.5%
Stephen Yu EVP & General Counsel	60%	0%	75%	25%

2008 Bonuses and 2009 Base Salaries

On February 5, 2009, the Compensation Committee of the Board of Directors awarded bonuses to the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in respect of the officers’ and the Company’s 2008 performance. The bonus awards were based on the achievement of specified targets with respect to the Company’s 2008 financial results and on each officer’s individual performance.  On February 5, 2009, the Compensation Committee also approved to maintain the base salary for the named executive officers for 2009 at the same level as in effect at the end of 2008.  The Compensation Committee annually evaluates the performance and determines the compensation of the Company’s officers based on the Compensation Committee’s assessment of the Company’s and each individual’s performance, as well as compensation for competitive positions at companies in a peer group established annually by the Compensation Committee. The 2008 bonuses and 2009 base salaries approved by the Compensation Committee for the named executive officers are as follows:

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Name and Title	2008 Bonus Paid	2009 Base Salary
Alfred J. Amoroso President & Chief Executive Officer	$588,500	$550,000
James Budge Chief Financial Officer	$267,881	$350,000
Thomas Carson Executive Vice President, Worldwide Sales and Services	$263,378	$447,352
Stephen Yu Executive Vice President & General Counsel	$176,625	$300,000

Transaction Bonus Stock Option Grants

On February 5, 2009, the Compensation Committee also approved stock option grants to certain of the Company’s named executive officers, to be granted on March 1, 2009, in recognition of certain achievements relating to the Company’s divestiture of certain businesses.  The stock options will be granted with an exercise price equal to the closing price of the Company’s common stock on the date of grant.  The options vest as to one half of the total shares upon the closing of the sale of the TV Guide Network and TV Guide Online properties, and the other one half of the total shares upon the six-month anniversary of such closing; provided that if the closing occurs prior to March 1, 2009, the first half shall be vested on March 1, 2009 and the second half shall be vested on the six-month anniversary of the closing date; provided further in each case subject to the grantee remaining in employment with the Company through the applicable vesting date.  The term of each option is seven years from the date of grant. The stock option grants will be made from the Company’s 2008 Equity Incentive Plan.  The stock option grants approved by the Compensation Committee to the named executive officers are as follows:

Name and Title	Options to be Granted on 3/1/09
James Budge Chief Financial Officer	10,000
Stephen Yu Executive Vice President & General Counsel	15,000

Stock Option Grants

On February 11, 2009, the Compensation Committee also approved stock option grants to the Company’s named executive officers, to be granted on March 1, 2009 and September 1, 2009. The stock options will be granted with an exercise price equal to the closing price of the Company’s common stock on the date of grant.  The options vest as to one-fourth of the total shares on the first anniversary of the date of grant, and an additional one-forty-eighth (1/48th) of the option shares available for exercise each month thereafter through the fourth anniversary of the grant date, in each case provided that the grantee remains in employment with the Company through the applicable vesting date.  The term of each option is seven years from the date of grant. The stock option grants will be made to Mr. Amoroso from the Company’s 2000 Equity Incentive Plan and the stock option grants to all other named executives will be made from the Company’s 2008 Equity Incentive Plan.  The stock option grants approved by the Compensation Committee to the named executive officers are as follows:

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Name and Title	Options to be Granted on 3/1/09	Options to be Granted on 9/1/09
Alfred J. Amoroso President & Chief Executive Officer	275,000	125,000
James Budge Chief Financial Officer	60,000	60,000
Thomas Carson Executive Vice President, Worldwide Sales & Services	50,000	50,000
Stephen Yu Executive Vice President & General Counsel	55,000	55,000

Restricted Stock Grants

On February 11, 2009, the Compensation Committee also approved grants of restricted stock to certain of the Company’s named executive officers to be granted on March 1, 2009.  The restricted stock will be granted pursuant to the Company’s 2008 Equity Incentive Plan and such restricted stock shall have a purchase price equal to $0.001 per share, par value.  The restricted stock granted to an executive shall be subject to a four-year vesting schedule, with one-quarter (1/4) of the shares vesting on the first anniversary of the grant date, and an additional one-quarter (1/4) of the shares vesting on each of the second, third and fourth anniversaries of the grant date, in each case provided that the grantee remains in employment with the Company through the applicable vesting date.  The restricted stock grants approved by the Compensation Committee for the named executive officers are as follows:

Name and Title	Restricted Stock to Be Granted on 3/1/09
James Budge Chief Financial Officer	18,000
Thomas Carson Executive Vice President, Worldwide Sales & Services	18,000
Stephen Yu Executive Vice President & General Counsel	18,000

Item 9.01    Financial Statements and Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
10.1	2009 Senior Executive Company Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macrovision Solutions Corporation

Date: February 11, 2009	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel